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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2025

Fortress Credit Realty Income Trust

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56685	99-3367363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York		10105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 798-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

October 31, 2025 NAV Per Share

On November 14, 2025, Fortress Credit Realty Income Trust (the “Company” or “we”) reported net asset value (“NAV”) per share for each outstanding class of common shares of the Company as of October 31, 2025, which is set forth below:

NAV per Share
Class B	$20.0772
Class R	$19.9368
Class J-1	$19.9431
Class J-2	$19.9277
Class J-4	$20.1649
Class S	$20.1441
Class I	$20.1421
Class E	$20.0544

Net Asset Value

A detailed calculation of the NAV per share is set forth below. We calculate NAV per share in accordance with the valuation guidelines that have been approved by our board of trustees. Our total NAV presented in the following tables includes the NAV of our outstanding classes of common shares, which includes Class B, Class R, Class J-1, Class J-2, Class J-4, Class S, Class I and Class E common shares. The following table provides a breakdown of the major components of our NAV as of October 31, 2025 (amounts in thousands):

Components of NAV	Amount
Commercial real estate loan investments	$1,778,379
Investments in real estate-related assets	331,268
Cash and cash equivalents	173,118
Restricted cash	114,364
Other assets	18,386
Secured debt arrangements	(934,424)
Subscriptions received in advance	(43,218)
Revolving credit facilities	(177,942)
Distribution payable	(7,467)
Due to affiliate	(3,030)
Other liabilities	(49,764)
Non-controlling interests	(25,739)
Net Asset Value	$1,173,931
Number of outstanding shares	58,597

The following table provides a breakdown of our total NAV and NAV per share by class as of October 31, 2025 (amounts in thousands, except per share data):

	Net Asset Value	Number of Outstanding Shares	NAV per Share as of October 31, 2025
Class B	$485,157	24,166	$20.0772
Class R	88,897	4,459	$19.9368
Class J-1	314,249	15,757	$19.9431
Class J-2	66,587	3,341	$19.9277
Class J-4	93,474	4,635	$20.1649
Class S	17,101	849	$20.1441
Class I	82,550	4,098	$20.1421
Class E	25,916	1,292	$20.0544
Total	$1,173,931	58,597

The following table provides a breakdown of the major components of NAV as of September 30, 2025 (amounts in thousands):

Components of NAV	Amount
Commercial real estate loan investments	$1,703,977
Investments in real estate-related assets	349,392
Cash and cash equivalents	196,618
Restricted cash	110,396
Other assets	18,792
Secured debt arrangements	(924,098)
Subscriptions received in advance	(36,656)
Revolving credit facilities	(190,432)
Distribution Payable	(7,092)
Due to affiliate	(3,862)
Other liabilities	(51,969)
Non-controlling interests	(24,682)
Net Asset Value	$1,140,384
Number of outstanding shares	56,839

The following table provides a breakdown of our total NAV and NAV per share by class as of September 30, 2025 (amounts in thousands, except per share data):

	Net Asset Value	Number of Outstanding Shares	NAV per Share as of September 30, 2025
Class B	$469,231	23,334	$20.1084
Class R	88,906	4,452	$19.9705
Class J-1	313,729	15,705	$19.9767
Class J-2	66,406	3,327	$19.9613
Class J-4	84,566	4,188	$20.1924
Class S	15,676	777	$20.1722
Class I	75,986	3,767	$20.1707
Class E	25,884	1,289	$20.0869
Total	$1,140,384	56,839

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Credit Realty Income Trust

Dated: November 19, 2025	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss Title: Chief Financial Officer